AMENDMENT TO STOCK OPTION AGREEMENT     Exhibit No. 10.2


     THIS AMENDMENT of the Stock Option Agreement dated January 20, l994, by and between Miami Subs Corporation, a Florida corporation ("Company") and Thomas J. Russo ("Optionee").

     WHEREAS, Company and Optionee desire to amend the Stock Option Agreement by extending the term of the Option from five (5) years to ten (l0) years,

     NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, Company and Optionee agree as follows:

     1. Section 2 at Line l is amended by deleting the word "five (5)", and adding the word "ten (l0)", and by adding at the end of the first sentence after the word "hereof.", the phrase "until January 20, 2004."

     2. Other than as specifically set out herein, the above-referenced Option Agreement is hereby ratified and affirmed in its entirety.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                             Miami  Subs  Corporation,
                                             a  Florida  corporation

                                             By:_______________________
                                                  Frank  M.  Puthoff
                                                  Vice  President


                                             ___________________________
                                                  Thomas  J.  Russo
                                                  Optionee